UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2012 (May 14, 2012)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Protective Life Corporation (the “Company”) held its Annual Meeting of Shareowners on May 14, 2012 (the “2012 Annual Meeting”). The matters that were voted upon at the 2012 Annual Meeting, and the number of votes cast for, or against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

(1)     Election of Directors.

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Robert O. Burton	67,897,815	242,843	8,125,802
Elaine L. Chao	67,877,061	263,597	8,125,802
Thomas L. Hamby	65,472,557	2,668,101	8,125,802
John D. Johns	63,599,644	4,541,014	8,125,802
Vanessa Leonard	67,898,906	241,752	8,125,802
Charles D. McCrary	52,781,330	15,359,328	8,125,802
John J. McMahon, Jr.	66,311,142	1,829,516	8,125,802
Hans Hm. Miller	67,926,625	214,033	8,125,802
Malcolm Portera	67,912,018	228,640	8,125,802
C. Dowd Ritter	65,032,958	3,107,700	8,125,802
Jesse J. Spikes	65,497,176	2,643,482	8,125,802
William A. Terry	67,929,888	210,770	8,125,802
W. Michael Warren, Jr.	66,326,553	1,814,105	8,125,802
Vanessa Wilson	67,921,830	218,828	8,125,802

The affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to elect each nominee for director. Accordingly, each of the nominees for director set forth above was elected by the shareowners, to serve until the next annual meeting of share owners or until he or she is succeeded by another qualified director who has been elected.

(2)     Advisory Vote Regarding the Compensation of the Named Executive Officers.

The shareowners were asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s shareowners advise that they approve the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of ShareOwners pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related discussion and materials.”

Votes For	Votes Withheld	Abstain	Broker Non-Votes
60,698,516	7,239,446	202,696	8,125,802

The affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to adopt the resolution set forth above. Accordingly, the resolution set forth above was approved by the shareowners.

(3)                Approval of the Company’s Annual Incentive Plan.

Votes For	Votes Withheld	Abstain	Broker Non-Votes
63,219,597	4,738,085	182,976	8,125,802

The affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to adopt the proposal set forth above.  Accordingly, the Company’s Annual Incentive Plan was approved by the shareowners.

(4)                Approval of the Company’s Long-Term Incentive Plan.

Votes For	Votes Withheld	Abstain	Broker Non-Votes
53,757,437	14,220,705	162,516	8,125,802

The affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to adopt the proposal set forth above. Accordingly, the Company’s Long-Term Incentive Plan was approved by the shareowners.

(5)                Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2012.

Votes For	Votes Against	Abstain	Broker Non-Votes
74,284,704	1,938,230	43,526	0

The affirmative vote of a majority of the shares present at the 2012 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to ratify the appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2012.  Accordingly, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2012 was approved by the shareowners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
/s/Steven G. Walker
Steven G. Walker
Senior Vice President, Controller
and Chief Accounting Officer

Dated:	May 15, 2012